[LOGO] PRUDENTIAL                                 APPLICATION FOR LIFE INSURANCE
                                                                OR POLICY CHANGE

[ ] The Prudential Insurance Company of America
[ ] Pruco Life Insurance Company*
[X] Pruco Life Insurance Company of New Jersey*
    *A SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PART 1        POLICY NUMBER  XX XXX XXX         [ ] CHECK HERE IF POLICY CHANGE.
================================================================================
A ABOUT THE   1. Name of primary proposed insured (OR CURRENT INSURED PERSON, IF
  PRIMARY        POLICY CHANGE)                  John Doe
  PROPOSED       --------------------------------------------------------------
  INSURED        (FIRST NAME, MIDDLE INITIAL, LAST NAME)

              2. Social Security number XXX-XX-XXXX
                                         --------------------------
              3. Sex  [ ] female    [X] male

              4. Marital status  [ ] single  [X] married  [ ] widowed
                 [ ] separated  [ ] divorced

              5. Date of birth  3/1/64
                                ------
                                MONTH DAY YEAR
              6. Age   35
                       --
              7. State of birth (COUNTRY IF NOT U.S.)  (name of State)
                                                       ---------------
              8. Billing address  123 Main Street
                                  ---------------------------------------------
                                  (STREET, CITY, STATE, ZIP)
                                  Any City, Any State  XXXXX
                                  ---------------------------------------------
              9. Home address   _______________________________________________
                 (IF DIFFERENT) (STREET, CITY, STATE, ZIP)
                                _______________________________________________

             10. Home telephone number      (XXX) XXX-XXXX
                                             ---------------------
             11. Business telephone number  (XXX) XXX-XXXX
                                             ---------------------
             12. Current employer _____________________________________________

             13. List all existing life insurance coverage. [ ] Check here if none.
                                           Year      Type of        To be
             Company             Amount    Issued    insurance      replaced?
             ----------------------------------------------------------------
                                                     [ ] Individual  [ ] Yes
                                 $                   [ ] Group       [ ] No
             ------------------------------------------- --------------- ------
                                                     [ ] Individual  [ ] Yes
                                 $                   [ ] Group       [ ] No
             ------------------------------------------- --------------- ------
                                                     [ ] Individual  [ ] Yes
                                 $                   [ ] Group       [ ] No
             ------------------------------------------- --------------- ------
                                                     [ ] Individual  [ ] Yes
                                 $                   [ ] Group       [ ] No
             ------------------------------------------- --------------- ------
                                                     [ ] Individual  [ ] Yes
                                 $                   [ ] Group       [ ] No
             ----------------------------------------------------------------
================================================================================

B ALL OTHER    Name           relationship to primary     sex     date of birth    age     state of birth     total life insurance
  PROPOSED     (FIRST,        proposed insured            (F/M)   (M/D/Y)                  (COUNTRY IF NOT    in all companies
  INSUREDS     INITIAL, LAST)                                                              U.S.)
  (INCLUDE     ___________________________________________________________________________________________________________________
  APPLICANT IF ___________________________________________________________________________________________________________________
  REQUESTING   ___________________________________________________________________________________________________________________
  APPLICANT'S  ___________________________________________________________________________________________________________________
  WAIVER OF    ___________________________________________________________________________________________________________________
  PREMIUM      ___________________________________________________________________________________________________________________
  [AWP]        ___________________________________________________________________________________________________________________
  BENEFIT)     ___________________________________________________________________________________________________________________
               ___________________________________________________________________________________________________________________
               ___________________________________________________________________________________________________________________

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ORD 96200-98     New Jersey

PART 1                           APPLICATION FOR LIFE INSURANCE OR POLICY CHANGE
================================================================================
C COVERAGE     1. Plan of insurance   Variable Universal Life
  INFORMATION                         ------------------------------------------
                  if applicable to the plan, check one. [ ] Level Death Benefit
                                                      [X] Variable Death Benefit
               2. Initial amount of insurance     $100,000
                                                  -----------------
               3. Supplementary benefits and riders
                  [ ] Waiver of Premium
                  [ ] Accidental Death Benefit  $_________________
                  [ ] Applicant's Waiver of Premium
                  [ ] Option to Purchase Additional Insurance (OPAI) $__________
                  [ ] Automatic Premium Loan
                  [ ] Option to Purchase Paid-up Life Insurance Additions
                      (INCLUDE DETAILS IN SECTION G, SPECIAL REQUESTS)
                  [ ] Acceleration of Death Benefits
                      (Living Needs Benefit)

                  Other riders and benefits (INDICATE AMOUNT WHERE APPLICABLE)
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
================================================================================
D BENEFICIARIES 1. BENEFICIARY INFORMATION   Relationship to primary
  AND                       Name             proposed insured              Age
                            __________________________________________________
  OWNERSHIP     Primary     Mary Doe         Spouse                        35
  (IF TRUST,    (CLASS 1)   __________________________________________________
  PROVIDE NAME              __________________________________________________
  OF TRUST,     Contingent  Robert Doe       Son                           10
  TRUSTEE AND   (CLASS 2)   __________________________________________________
  DATE OF                   __________________________________________________
  TRUST)
                2. Is the policyowner someone other than the primary proposed insured?  [ ] Yes  [X] No
                   (IF YES, PROVIDE INFORMATION REQUESTED BELOW.)
                   Name __________________________________Date of birth __/__/__
                      (FIRST NAME, MIDDLE INITIAL, LAST NAME)     MONTH DAY YEAR

                   Address _____________________________________________________
                           (STREET, CITY, STATE, ZIP)
                           _____________________________________________________

================================================================================
E PAYMENT       1a. Within the past 90 days, has any proposed insured been
  INFORMATION       hospitalized or been advised by a member of the medical
                    profession that he or she needs hospitalization for any reason other than for normal pregnancy or well-baby care?
                    [ ] Yes [X] No
                 b. Within the past 12 months, has any proposed insured received treatment or advice from a member of the medical profession for heart disease, chest pain, stroke or cancer (except skin)? [ ] Yes [X] No

                2. Is a medical examination required on the primary proposed insured? [ ] Yes [X] No second proposed insured? [ ] Yes [X] No

                3.  Premium payment mode (COLLECT FULL MODAL PREMIUM IF PREPAID)
                    [X] Annual   [ ] Semiannual  [ ] Quarterly  [ ] Monthly
                    [ ] Electronic Funds Transfer (EFT)  [ ] Payroll Budget
                    [ ] Government Allotment

                4. Amount of prepayment submitted with this application $350.73 (INCLUDE ANY UNSCHEDULED PREMIUM PAYMENTS)
                    [ ] None (MUST BE NONE IF 1a OR 1b IS YES, EXCEPT FOR
                        GIBRALTAR [GIB] PRODUCTS)

                5.  Date prepayment collected,   7/1/99
                                             --------------
                                             MONTH DAY YEAR
================================================================================
F REPLACEMENT  For any proposed insured, would this insurance replace or cause a change in any existing insurance or annuity in any company?
               (IF YES, ENCLOSE ALL REQUIRED REPLACEMENT FORMS.)
               [ ] Yes [ ] No
================================================================================
G SPECIAL
  REQUESTS



================================================================================

ORD 96200-98     New Jersey

PART 1                           APPLICATION FOR LIFE INSURANCE OR POLICY CHANGE
================================================================================
H BACKGROUND   1. Has either the primary proposed insured or second proposed
  ON PROPOSED     insured (if any) ever used tobacco or other nicotine products
  INSUREDS        such as cigarettes, cigars, pipe, chewing tobacco, snuff,
                  nicotine gum or nicotine patch? (IF YES, PROVIDE DATE WHEN
                  LAST USED AND INDICATE ALL TYPES OF PRODUCTS.) [ ] Yes [X] No
                                             DATE (MO., YR.)     PRODUCT(S)
                  Primary proposed insured   _______________  __________________
                                             _______________  __________________
                  Second proposed insured    _______________  __________________
                                             _______________  __________________
               2. What are the occupation and duties of the primary proposed insured? Manager & Administrative Duties
                  --------------------------------------------------------------
               3. Within the last two years, has any proposed insured done or does he or she plan to do the following:
                  a. operate or have any duties aboard an aircraft, glider,
                     balloon or similar device?  [ ] Yes [X] No
                     (IF YES, COMPLETE AVIATION QUESTIONNAIRE.)
                  b. participate in hazardous sports, such as auto, motorcycle, snowmobile or powerboat competitions/exhibitions, scuba diving, mountain climbing, parachuting, skydiving or any other such sport or hobby? (IF YES, COMPLETE AVOCATION QUESTIONNAIRE.) [ ] Yes [X] No
               4. Is any proposed insured applying for or requesting
                  reinstatement or policy change(s) of any other life or health insurance policy? (IF YES, PROVIDE INSURANCE COMPANY, POLICY
                  PLAN AND AMOUNT.)  [ ] Yes [X] No
                  ______________________________________________________________
                  ______________________________________________________________
               5. Has any proposed insured been convicted of, or currently charged with, the commission of any criminal offense - other than the violation of a motor vehicle law - within the last
                  10 years?  [ ] Yes [X] No
                  (IF YES, PROVIDE DETAILS.) ___________________________________
                  ______________________________________________________________
               6. a. Driver's license number and state of issue of primary proposed insured _____________________________________________
                  XXXXX-XXXXX-XXXXX (name of State)
                  --------------------------------------------------------------
                  b. In the last three years, has any proposed insured
                     (1) had a driver's license denied, suspended or revoked?
                         [ ] Yes [X] No
                     (2) been convicted of or cited for
                         (a) three or more moving violations? [ ] Yes [X] No
                         (b) driving under the influence of alcohol or drugs?
                             [ ] Yes [X] No
                     (3) been involved as a driver in two or more auto
                         accidents? [ ] Yes [X] No
                     (IF YES TO ANY OF THE ABOVE, PROVIDE DETAILS, INCLUDING TYPE OF VIOLATION, ACCIDENT, OR REASON FOR DENIAL, SUSPENSION OR REVOCATION.) ________________________________
                  ______________________________________________________________
                  ______________________________________________________________
               7. Does any proposed insured plan to live or travel outside the
                  United States or Canada within the next 12 months? (IF YES,
                  LIST COUNTRIES AND PURPOSE AND DURATION OF EACH TRIP.)
                  [ ] Yes [X] No
                  ______________________________________________________________
                  ______________________________________________________________
================================================================================
I ADDITIONAL   COMPLETE ONLY IF THIS IS AN APPLICATION FOR ADDITIONAL COVERAGE
  COVERAGE     ON A PERSON ALREADY COVERED BY A PRUDENTIAL OR PRUCO POLICY WITH
               AN APPLICATION DATE WITHIN THREE MONTHS OF THE DATE OF THIS
               APPLICATION.

               To the best of your knowledge, has the health or the mental or physical condition of any person proposed for insurance changed since the answers and statements were given in the application included in policy number __________? [ ] Yes [ ] No
               (IF YES, COMPLETE THE APPROPRIATE PART 2 MEDICAL INFORMATION
               SECTION.)
================================================================================
J CHANGES      Changes made by the Company



================================================================================

ORD 96200-98     New Jersey

PART 2  MEDICAL INFORMATION      APPLICATION FOR LIFE INSURANCE OR POLICY CHANGE
================================================================================
K PHYSICIAN    PRIMARY PROPOSED INSURED
  INFORMATION  PHYSICIAN LAST CONSULTED
               ------------------------

               Name         Dr. William Smith
                       ---------------------------------------------------------
               Address      23 Main Street
                       ---------------------------------------------------------
                       (STREET, CITY, STATE, ZIP)
                            Any City, Any State  XXXXX
                       ---------------------------------------------------------
               Telephone number (XXX) XXX-XXXX   Date last seen   10-1-97
                                ----------------                ----------------
               Reason last seen    Cold
                               -------------------------------------------------
               PRIMARY PHYSICIAN
               -----------------

               Name         Dr. William Smith
                       ---------------------------------------------------------
               Address      23 Main Street
                       ---------------------------------------------------------
                       (STREET, CITY, STATE, ZIP)
                            Any City, Any State  XXXXX
                       ---------------------------------------------------------
               Telephone number (XXX) XXX-XXXX   Date last seen   10-1-97
                                ----------------                ----------------
               Reason last seen    Cold
                               -------------------------------------------------

               SECOND PROPOSED INSURED OR APPLICANT FOR APPLICANT'S WAIVER OF PREMIUM (AWP)

               PHYSICIAN LAST CONSULTED
               ------------------------
               Name
                       ---------------------------------------------------------
               Address
                       ---------------------------------------------------------
                       (STREET, CITY, STATE, ZIP)
                       ---------------------------------------------------------
               Telephone number (   )   Date last seen
                                ----------------                ----------------
               Reason last seen
                               -------------------------------------------------

               PRIMARY PHYSICIAN
               -----------------
               Name
                       ---------------------------------------------------------
               Address
                       ---------------------------------------------------------
                       (STREET, CITY, STATE, ZIP)
                       ---------------------------------------------------------
               Telephone number (   )   Date last seen
                                ----------------                ----------------
               Reason last seen
                               -------------------------------------------------

================================================================================
L PHYSICAL                                   Height         Weight
  MEASUREMENTS -----------------------------------------------------------------
               Primary proposed insured      5'11"          180
               -----------------------------------------------------------------
               Second proposed insured
               -----------------------------------------------------------------
               AWP applicant
               -----------------------------------------------------------------

================================================================================



ORD 96200-98     New Jersey

PART 2  MEDICAL INFORMATION      APPLICATION FOR LIFE INSURANCE OR POLICY CHANGE
================================================================================
M CATEGORY II  1. Family record
  CHANGES                Current age or       Year and cause
  AND PLANS              age at death         of death
  OTHER THAN   -----------------------------------------------------------------
  GIBRALTAR    Father         65
  (GIB)        -----------------------------------------------------------------
               Brother        30
               -----------------------------------------------------------------
               Brother
               -----------------------------------------------------------------
               Brother
               -----------------------------------------------------------------
                         Current age or      Year and cause
                         age at death        of death
               -----------------------------------------------------------------
               Mother         65
               -----------------------------------------------------------------
               Sister         25
               -----------------------------------------------------------------
               Sister
               -----------------------------------------------------------------
               Sister
               -----------------------------------------------------------------

               2. Has anyone proposed for coverage been diagnosed with or treated by a member of the medical profession for
                  a. chest pain or any disorder of the heart or
                     blood vessels?                               [ ] yes [x] no
                  b. high blood pressure?                         [ ] yes [x] no
                  c. cancer, tumor, leukemia, melanoma or
                     lymphoma?                                    [ ] yes [x] no
                  d. diabetes or high blood sugar?                [ ] yes [x] no
                  e. mental or psychiatric illness?               [ ] yes [x] no
                  f. acquired immune deficiency syndrome (aids)
                     or aids-related complex (arc)?               [ ] yes [x] no
                  g. any sexually transmitted diseases?           [ ] yes [x] no
                  h. asthma or any disorder of the lungs?         [x] yes [ ] no
                  i. any disorder of the brain or nervous system? [ ] yes [x] no
                  j. hepatitis or any disorder of the liver,
                     stomach or intestines?                       [ ] yes [x] no
                  k. any disorder of the kidney or urinary tract? [ ] Yes [X] No

               3. Is anyone proposed for coverage currently taking prescription medication? [ ] Yes [X] No

               4. Other than above, has anyone proposed for coverage

                  a. been a patient in a hospital or other medical facility?
                     [ ] yes [x] no
                  b. in the last five years, had or been advised to have
                     surgery, medical tests (other than HIV) or diagnostic procedures such as ECGs, stress tests, X-rays, blood tests urine tests? [ ] Yes [X] No

               5. Has anyone proposed for coverage

                  a. used, or is he or she now using, cocaine, tranquilizers, amphetamines, barbiturates, hallucinogens, marijuana, heroin, opiates, or methadone except as prescribed by a member of the medical profession? [ ] yes [x] no
                  b. had or been advised to have treatment or counseling for alcohol or drug use? [ ] Yes [X] No

               6. Does anyone proposed for coverage have any disease, disorder or condition not previously mentioned? [ ] Yes [X] No

               7. Has anyone proposed for coverage had life or health insurance declined, postponed or issued with an increased premium?
                  [ ] Yes [X] No

               8. Is anyone proposed for coverage currently unable to perform his or her normal daily activities or all normal occupational duties on a full-time basis at the customary place of employment? [ ] Yes [X] No

               9. Has anyone proposed for coverage requested or received
                  disability or compensation benefits? [ ] Yes [X] No

                                                        (CONTINUED ON NEXT PAGE)
================================================================================
ORD 96200-98     New Jersey

PART 2  MEDICAL INFORMATION      APPLICATION FOR LIFE INSURANCE OR POLICY CHANGE
================================================================================
M CATEGORY II  10. Details of "Yes" answers for questions 2-9
  CHANGES      Question number         Indicate illness, hospitalization, reason
  AND PLANS    and name of proposed    for checkup, medication and any advice
  OTHER THAN   insured                 or treatment given by a medical
  GIBRALTAR                            professional
  (GIB)        -----------------------------------------------------------------
  (CONTINUED)  2.h. John                Cold
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
               Dates and                Name, address and telephone
               duration                 number of medical
               of illness               professionals and hospitals

               10/97                    Dr. Wm. Smith
               -----------------------------------------------------------------
                                        23 Main Street
               -----------------------------------------------------------------
                                        Any City, Any State
               -----------------------------------------------------------------
                                        XXXXX
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------




               For additional medical details, use another application.

                                                        (CONTINUED ON NEXT PAGE)
================================================================================
ORD 96200-98     New Jersey

      TERMS AND CONDITIONS

================================================================================

      The words "I" and "my" refer to the primary proposed insured and policyowner or applicant, if other than the primary proposed insured. The word "Company" refers to the company checked at the beginning of this application.

      Unless I have specified a policy date or special payment plan (e.g., government allotment, payroll budget) in this application, I understand that if the initial premium is not paid with this request for coverage, the policy will become effective when all of the following conditions are met:

        o  the policy is issued, delivered and I accept it,

        o the health of all persons proposed for insurance remains as stated in the application and

        o the first premium is paid in full and the check or other form of payment is good and can be collected.

      If the Company enters any change in section J, I approve the change by accepting the policy unless the law requires written consent to changes. No Company representative can make or change a policy, or waive any of the Company's rights or requirements.

      The Company will pay the beneficiary named in the application (or in the policy if requesting a policy change and no beneficiary has been named in the application) any applicable insurance benefit either at the death of the primary insured or at the death of an insured child after the death of the primary insured if there is no insured spouse.

      For policy changes, the existing policyowner and beneficiary designation will be used unless a new policyowner or beneficiary designation is provided in this application.

      The policyowner is either the primary proposed insured or the applicant unless a different policyowner is named in the application. This is subject to any provisions for the automatic transfer of ownership stated in the policy.

      If joint policyowners are named, in the event of the death of one policyowner, the survivor(s) shall be the policyowner(s), unless otherwise specified.


      SIGNATURES

================================================================================

      I certify, affirm and understand the following:

      o To the best of my knowledge and belief, the statements in this application, as well as any forms that the Company designates to be part of the application and that are attached to the policy, are complete, true and correctly recorded.

      o Except for failure to pay premium, the Company will not contest the validity of this policy or change request after it has been in force during the insured's lifetime for two years from the date it takes effect.

      o I will inform the Company of any changes in my or any proposed insured's health, mental or physical condition, or of any changes to any answers on this application, prior to or upon delivery of this policy.

      o If I have requested the Acceleration of Death Benefits (Living Needs Benefit), I have read the disclosures in the brochure (ORD 87246).

      o I have received and read the Terms and Conditions shown above and the Important Notice About Your Application for Insurance.

      o I believe this policy meets my insurance needs and financial objectives. For a variable product: I acknowledge receipt of a current prospectus for the policy. I understand that the policy's value and death benefit may vary depending on the policy's investment experience.

      o My original signature has been affixed to this application, the original application will be retained by the Company and I will receive a copy identical in form and substance to the original, attached to my policy.


                                                        (CONTINUED ON NEXT PAGE)


================================================================================
ORD 96200-98     New Jersey

================================================================================
          ANY PERSON WHO INCLUDES ANY FALSE OR MISLEADING INFORMATION ON AN APPLICATION FOR AN INSURANCE POLICY IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.


     Signed at  (Name or City, State)                  on   7/1/99
                --------------------------------------    ----------
                (CITY, STATE)                           MONTH DAY YEAR


SIGNATURE OF PRIMARY PROPOSED INSURED, IF AGE 8 OR OVER,
OR OF CURRENTLY INSURED PERSON, IF POLICY CHANGE       X    /s/ JOHN DOE
                                                        ------------------------


SIGNATURE OF POLICYOWNER (IF DIFFERENT FROM THE PRIMARY
PROPOSED INSURED) OR OF EXISTING POLICYOWNER IF A POLICY
CHANGE. IF THE POLICYOWNER IS A FIRM OR CORPORATION,
GIVE THAT COMPANY'S NAME AND HAVE AN OFFICER SIGN
BELOW.                                                 X
                                                       -------------------------

SIGNATURE AND TITLE OF OFFICER OF FIRM OR CORPORATION  X
                                                       -------------------------

SIGNATURE OF APPLICANT, IF DIFFERENT FROM PRIMARY
PROPOSED INSURED OR POLICYOWNER                        X
                                                       -------------------------

SIGNATURE OF BENEFICIARY, IF POLICY CHANGE AND RIGHTS
ARE LIMITED                                            X
                                                       -------------------------

SIGNATURE OF WITNESS
(LICENSED WRITING REPRESENTATIVE MUST WITNESS.)        X    /s/ RICHARD ROE
                                                       -------------------------




================================================================================


LICENSED WRITING REPRESENTATIVE'S CERTIFICATION

Do you have any information, other than that stated in this application, which indicates that any proposed insured may replace or change any current insurance or annuity in any company? [ ] Yes [ ] No



SIGNATURE OF WRITING REPRESENTATIVE                    X    /s/ RICHARD ROE
                                                       -------------------------




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ORD 96200-98     New Jersey